VARIABLE ANNUITY ACCOUNT C

                   Aetna Life Insurance and Annuity Company

   August 7, 2000 Supplement to May 1, 2000 Prospectus or Contract Prospectus
                                     Summary

                  Lake Erie Health Alliance ("The Alliance")

Under a signed agreement, the Alliance endorses our variable annuity for sale to its members. We have agreed to compensate the Alliance $7,000 per year in exchange for the Alliance's active and continuous support of Aetna in Aetna's efforts to develop and administer retirement programs for its members. (See "Other Topics -- Third Party Compensation Arrangements" in the prospectus or the Contract Prospectus Summary.)





XCS.01107-00LE
C00-0802-001R                                                 August 2000